Exhibit 10.4

Execution copy

CLINICAL TRIAL SERVICES AGREEMENT AMENDMENT NO. 9 TO WORK STATEMENT NB-1

RADIUS HEALTH, INC., a Delaware corporation (“Radius”) and NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S, a Danish corporation (“NB”) that is a wholly-owned subsidiary of Nordic Bioscience Clinical Development A/S entered into the certain Clinical Trial Services Agreement (“Agreement”) and that certain Work Statement NB-1 under the Agreement as of March 29, 2011 (“Effective Date”), and entered into an Amendment No. 1, Amendment No. 2, Amendment No. 3, Amendment No. 4, Amendment No. 5, Amendment No. 6,Amendment No. 7 and Amendment No. 8 to Work Statement NB-1 as of December 9, 2011, June 18, 2012, November 6, 2013, March 28, 2014, May 19, 2014, July 22, 2014, July 22, 2014 and August 15, 2014 respectively, (as amended, “Work Statement NB-1”).

Pursuant to Section 2.3, 2.11 and 11.7 of the Agreement, the parties wish to enter into this Amendment No. 9 to Work Statement NB-1 (“Amendment No. 9”) effective as of 12 March, 2015 (“Amendment Date”).  Capitalized terms used in this Amendment No. 9 and not defined herein are used with the meanings ascribed to them in the Agreement and Work Statement NB-1.

NOW THEREFORE, in consideration of the mutual covenants and promises contained in this Amendment No. 9, the parties agree as follows:

1. Additional bioanalytical activities

At Radius request, NB will perform additional testing of bone biomarkers (CTX-I and P1NP) in the biomarker subgroup samples obtained at 1 months and 3 months of treatment with Abaloparathide as well as baseline samples obtained at 6, 12 and 18 months stored at -20°C.

(b) A new section at the bottom Attachment B to Work Statement NB-1 (Budgets, Fees, Pass-through Costs, and Payment Schedule) is hereby amended to read in full as follows:

Budget	Euro
Test fee, subtotal	€183,600
Sample/Study Management	€1,800
Data transfer	€2,200
TOTAL	€187,600

(c) The “Payment Schedule” set forth in Attachment B to Work Statement NB-1 (Attachment 2 to the Agreement) is amended to add a new Paragraph (17)  immediately following Paragraph (16) of the Payment Schedule, which shall read in full as follows:

“(17) Payment for “Additional bioanalytical activities” will be paid upon receipt of invoice after delivery of final report.”

2.  Ratification.  Except to the extent expressly amended by this Amendment No. 9, all of the terms, provisions and conditions of the Agreement and Work Statement NB-1 are hereby ratified and confirmed and shall remain in full force and effect.  The term “Work Statement NB-1”, as used in the Agreement, shall henceforth be deemed to be a reference to Work Statement NB-1 as amended by this Amendment No. 9.

3.  General.  This Amendment No. 9 may be executed in counterparts, each of which will be deemed an original with all such counterparts together constituting one instrument.

IN WITNESS WHEREOF the parties have caused this Amendment No. 9 under Work Statement NB-1 to be executed by their respective duly authorized officers, and have duly delivered and executed this Amendment No. 9 under seal as of the Amendment Date.

RADIUS HEALTH, INC.	NORDIC BIOSCIENCE CLINICAL DEVELOPMENT VII A/S

/s/ Gregory C. Williams	/s/ Jeppe Ragnar Andersen
By: Gregory C. Williams	By:
Title: 12 March 2015	Title: CEO 12 March, 2015

Notice Address	Notice Address
Radius Health, Inc.	Nordic Bioscience Clinical Development VII A/S
950 Winter Street	Herlev Hovedgade 207
Waltham, MA 02451	2730 Herlev
USA	Denmark
Attn: President & CEO	Attn: CEO
Phone: 01.617.551.4000	Phone: 45.4452.5251
Fax: 01.617.551.4701	Fax: 45.4452.525